[LOGO - HEIN & ASSOCIATES LLP
Certified Public Accountants and Advisors]



May 9, 2007


Securities and Exchange Commission
10 F Street, N.E.
Washington, DC  20549-7561


Commissioners:

We have read Knight Energy Corporation's Statements in its Form 10-SAB/A under the caption changes in and Disagreements with Independent Registered Public Accounting Firm on Accounting and Financial Disclosure, and we agree with such statements concerning our Firm.

/s/Hein & Associates LLP
HEIN & ASSOCIATES LLP























14755 Preston Road, Suite 320
Dallas, Texas 75254
Phone: 972-458-2296
Fax: 972-788-4943
www.heincpa.com

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